Supplementary Information on Oil and Gas Exploration and Production Activities (Unaudited) - Disclosure of Standardized Measure of Discounted Future Net Cash Flows (Detail) - Crude Oil Reserves - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure of supplementary information on oil and gas exploration and production activities [Line Items]
Future cash inflows	$ 325,024	$ 362,836	$ 512,547
Future production costs (excluding profit taxes)	(108,034)	(157,758)	(174,115)
Future development costs	(26,880)	(26,082)	(26,013)
Future cash flows before tax	190,110	178,996	312,419
Future production and excess gains taxes	(98,122)	(135,723)	(205,035)
Future net cash flows	91,988	43,273	107,384
Effect of discounting net cash flows by 10%	(37,864)	(15,421)	(44,461)
Standardized measure of discounted future net cash flows	$ 54,124	$ 27,852	$ 62,923